SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2007

Who’s Your Daddy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-33519	98-0360989
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 108, Carlsbad, California 92008

(Address of Principal Executive Offices) (Zip Code)

(760) 438-5470

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02     Results of Operations and Financial Condition.

On May 21, 2007, Who’s Your Daddy, Inc. (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended March 31, 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Who’s Your Daddy, Inc.

Date: May 25, 2007	By:	/s/ Edon Moyal

Name: Edon Moyal Title: Chief Executive Officer